July 10, 2007

ITU Ventures III, LP
ITU Ventures III NM, LP
ITU Investment Management, LLC
1900 Avenue of the Stars
Suite 2701
Los Angeles, California 90067
Attn: Jonah Schnel and Chad Brownstein

Brad Mindich
c/o G8Wave, Inc.
126 Brookline Avenue, Suite 201
Boston, MA 02215

Gentlemen:

Reference is made to that certain (1) Co-Sale and Right of First Refusal Agreement, dated April 21, 2006 (the "**Co-Sale and ROFR Agreement**"), (2) Stock Restriction Agreement, dated April 21, 2006 (the "**Stock Restriction Agreement**"), (3) Investors' Rights Agreement, dated April 21, 2006 (the "**Investor Rights Agreement**"), and (4) Voting Agreement, dated April 21, 2006 (the "**Voting Agreement**"), in each case, made by and between G8Wave, Inc., a Delaware corporation (the "**Company**"), Brad Mindich, an individual ("**Mindich**"), ITU Ventures III, LP, a Delaware limited partnership, and ITU Ventures III NM, LP, a Delaware limited partnership (collectively, "**ITU**" and together with the Company and Mindich, the "**Parties**").

The Company is considering entering into a transaction pursuant to which a publicly-traded company ("**PubCo**") will acquire by merger (the "**Merger**") all of the issued and outstanding capital stock of the Company in exchange for the issuance by PubCo of shares of its common stock to the Company's stockholders. As a result of the Merger, the Company will be the surviving entity of the Merger and will be a wholly-owned subsidiary of PubCo. Concurrently with the closing of the Merger, PubCo will issue shares of its common stock to certain third party investors ("**PIPE Investors**") in a private placement (the "**PIPE**," and together with the Merger, the "**Transaction**").

The Parties acknowledge and agree that, immediately prior to and contingent on the closing of the Transaction, the following shall terminate: (1) the Co-Sale and ROFR Agreement, in its entirety; (2) the Stock Restriction Agreement, in its entirety; (3) the Voting Agreement in its entirety; and (4) Section 2.01 and Section 2.02 of the Investor Rights Agreement (collectively, the "**Termination**").

In addition, in order to facilitate the closing of the PIPE and to induce the PIPE Investors to invest in PubCo, and contingent on the closing of the Transaction, ITU and Mindich (1) hereby agree to waive any and all of their registration rights under the Investor Rights Agreement with respect to the registration statement the Company is required to file in connection with the shares issued in the PIPE, but not with respect to any subsequent registration statements that may be filed by the Company, (2) hereby waive their rights under Section 1.13 of the Investor Rights Agreement with respect to, and hereby consent to, the registration rights granted to the PIPE Investors in connection with the PIPE, (3) hereby waive their rights of first offer under Section 2.02 of the Investor Rights Agreement with respect to the PIPE, and (4) hereby acknowledge and agree that the Transaction shall not constitute a Liquidation Event, as that term is defined in the Company's First Amended and Restated Certificate of Incorporation, as amended (the "**Waiver**").

In addition, in order to facilitate the closing of the PIPE and to induce the PIPE Investors to invest in PubCo, and contingent on the closing of the Transaction, the Company, ITU, and ITU Investment Management, LLC hereby agree to terminate in its entirety that certain letter agreement, dated April 21, 2006, to which they are parties, which letter agreement provides for, among other things, a management fee payable to ITU and certain approval rights held by ITU (the "**ITU Termination**").

Finally, the Parties acknowledge and agree that they will take all other actions and execute all other documents that are reasonably necessary or advisable in order to effect the Termination, the Waiver, and the ITU Termination in accordance with the terms set forth herein.

[SIGNATURE PAGE TO FOLLOW]

Please indicate your acceptance of the terms set forth in this letter by executing below.

Very truly yours,

G8WAVE, INC.

By: H. Khoury
Name: Habib Khoury
Title: President

Acknowledged and agreed to by:

ITU VENTURES III, LP

By: ITU Partners III, LLC,
its General Partner

By: Chad Brownstein
Name: Chad Brownstein
Title: Manager

ITU VENTURES III NM, LP

By: ITU Partners III, LLC,
its General Partner

By: Chad Brownstein
Name: Chad Brownstein
Title: Manager

ITU INVESTMENT MANAGEMENT, LLC

By: ____________
Name:
Title:

BRAD MINDICH

Please indicate your acceptance of the terms set forth in this letter by executing below.

Very truly yours,

G8WAVE, INC.

By: ______________________
Name: Habib Khoury
Title: President

Acknowledged and agreed to by:

ITU VENTURES III, LP

By: ITU Partners III, LLC,
its General Partner

By: ______________________
Name:
Title:

ITU VENTURES III NM, LP

By: ITU Partners III, LLC,
its General Partner

By: ______________________
Name:
Title:

ITU INVESTMENT MANAGEMENT, LLC

By: ______________________
Name:
Title:

BRAD MINDICH

By: ______________________